February 21, 2013

TOUCHSTONE STRATEGIC TRUST

Touchstone Micro Cap Value Fund

Supplement to the Prospectus, Summary Prospectus and

Statement of Additional Information Dated November 30, 2012

Notice of Changes to the Micro Cap Value Fund

On February 21, 2013, the Board of Trustees (the “Board”) of Touchstone Strategic Trust approved changes to the name and investment strategy of the Touchstone Micro Cap Value Fund (the “Fund”).  Effective on or about April 26, 2013, the Fund will be renamed the Touchstone Small Cap Growth Fund and will seek long-term capital growth as its investment goal by investing, under normal circumstances, at least 80% of its assets in equity securities of small-cap companies.  The Fund currently seeks capital appreciation as its investment goal and, under normal circumstances, invests at least 80% of its assets in equity securities of micro-cap companies.  The Board approved the change in investment goal and strategy after carefully considering the recommendation of the Fund’s investment advisor, Touchstone Advisors, Inc.  This change is intended to provide shareholders the opportunities presented by growth-oriented small capitalization companies.

The Board also approved the selection of Apex Capital Management, Inc. as sub-advisor to the Fund and the termination of Russell Implementation Services, Inc., the Fund’s current interim sub-adviser, to be effective on or about April 26, 2013.  Additionally, the Board approved breakpoints in both the advisory and sub-advisory fee schedules that will lower the management fee for shareholders as the Fund grows.  Finally, the Board approved lowering the Fund’s total operating expenses limitation, which will reduce total shareholder expenses.

Shareholders of record of the Fund will receive an information statement detailing the changes in the Fund’s investment goals, investment strategies, risks, and management in May 2013.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878  •  Providence, RI 02940-8078

Ph: 800.543.0407  •  TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54DD-TST-MXCAX-S2-1211